
RumbleOn
July 2018
RumbleOn
Nasdaq
RMBL
NasdaqListed
amazon
-0.10%
cisco
+0.40%
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amazon
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PayPal
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PRICE $5.15
CHANGE -0.09
VALUE 2,685.07
CHANGE -6.87

FORWARD-LOOKING STATEMENTS & PROJECTIONS

This presentation includes financial forecasts, projections, and other forward-looking statements regarding RumbleOn, Inc. ("Company"), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 27, 2018, and in our other filings with the SEC. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

OFFERING SUMMARY

Issuer	RumbleOn, Inc.
Ticker Symbol	NasdaqCM: RMBL
Market Capitalization *	$81.9M
Enterprise Value *	$85.0M
Shares Outstanding *	12.1M Common Shares Class B
Offering	CMPO
Securities	Class B Common Stock (100% primary)
Size (targeted)	$10M plus 15% overallotment
Anticipated Pricing	July 17, 2018
Underwriter	National Securities Corporation

* Source: Capital IQ market data as of 7/17/2018; balance sheet data as of 3/31/2018; doesn't include the class A shares

RumbleOn is changing the way consumers and dealers buy and sell motorcycles.


BUY, SELL, & TRADE MOTORCYCLES
RMBL

KEY INVESTMENT HIGHLIGHTS

DISRUPTIVE STRATEGY
- The first to market with the only 100% online acquisition and distribution marketplace that provides instant liquidity to consumers and dealers.
- A multibillion-dollar recreational vehicle market opportunity which is dominated by inefficient peer-to-peer transactions.
- Highly fragmented competition with little or no online presence.
- Ability to drive accelerated brand recognition and market share with a cost-effective marketing strategy.

COMPELLING ECONOMICS
- Ability to achieve sustainable double digit organic growth.
- Strong unit economics drive rapid ramp to profitability and high return on investment.
- Highly scalable business model driven by asset and infrastructure light operations.
- Rapid inventory turns provide the ability to maximize profitability and a high level of liquidity.
- Cost effective marketing and limited competition drives significantly lower customer acquisition costs than other online vehicle sellers.

PROVEN AND COMPREHENSIVE TECHNOLOGY PLATFORM
- Compelling online and mobile applications simplify buying and selling experience.
- Integrated software product suite.
- Significant future value in data capture.
- Expandable across adjacent vehicle sectors.

HIGHLY EXPERIENCED MANAGEMENT TEAM
- Management team with significant industry knowledge and successful track records in vehicle, online, and growth operating strategies.


WELCOME TO THE CITY OF RIDERS
FOR SALE


AT&T
12:07 PM
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rumbleon.com
RumbleOn
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2016 Harley-Davidson
Trike - Tri Glide Ultra
$655.84
$27,388
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DISRUPTIVE PROPRIETARY TECHNOLOGY PLATFORM

OUR TECHNOLOGY PLATFORM IS CAPABLE OF SUPPORTING RAPID GROWTH

- Robust and functional technology platform
- Proprietary pricing engine
- Current product suite includes:
  - ✓ Appraisal tool
  - ✓ Vehicle valuation
  - ✓ Inventory management
  - ✓ One click listing solution
  - ✓ CRM and prospecting
  - ✓ BDC solutions
  - ✓ Sales management
  - ✓ Equity mining
  - ✓ And much more
- Significant future value in data capture.
  - Wealth of accumulated data will allow RumbleOn to optimize purchasing, customer interaction, marketing, and drive ancillary revenue opportunities.

MARKETING TECH STACK & LIFESTYLE STRATEGY


RETAIN
Feedback & Automation
DISTRIBUTE
Product & Asset Management
AQUIRE
Advertising & Lead Gen
PLAN
Data, Analysis & Warehousing
ATTRACT
Engagement & Content

- ✓ 100% Online
- ✓ Only Real Liquidity Option
- ✓ Instant Cash Payment
- ✓ Free Pick-up

FRICTION FREE SELLING EXPERIENCE


RumbleOn
Sell Your Motorcycle
Physical Condition
Mechanical Condition
Tire Condition
Photos
Being Reviewed
Condition Report:
30 MINUTES OR
RumbleOn Voucher
Cash Offer
6,995.00
ACCEPT

SIMPLE / SEAMLESS ONLINE BUYING EXPERIENCE

- ✓ No Haggle Pricing
- ✓ Free Shipping
- ✓ Free Warranty
- ✓ Money Back Guarantee



2005 Harley-Davidson
Motorcycle Information
Photo Gallery
See More
RumbleOn Certified
RumbleOn Price
Taxes
License
Dealer Fees
Shipping
Total
FAVORITE
Start Purchase
How will you be purchasing this motorcycle?
I WILL BE PAYING WITH CASH
I WILL BE USING FINANCING

WHY ARE WE DIFFERENT



FIRST EVER 100% ONLINE MOTORCYCLE MARKETPLACE

We are changing the way customers Buy, Sell, or Trade powersports vehicles. It is our mission to disrupt the powersports market, which is why we offer:

- ✓Complete Transparency throughout the Transaction.
- ✓No Dealer Fees. Free Shipping. Free Warranty & Money Back Guarantee.
- ✓Free Tools and Resources.

DISRUPT INEFFICIENT PEER-TO-PEER DISTRIBUTION

- *Unpleasant process*
- *Effort and expense to list across various sites*
- *Timing/scheduling strangers to visit home*
- *Limited pool of local potential buyers*
- *Uncertainty of closing, funding, and title transfer*
- *Difficulty in accessing and securing 3rd party financing*
- *Inability or desire to accept trades*


GET A CASH OFFER ON YOUR VEHICLE


ACQUISITION
Consumers
Dealers
90%
10%
DISTRIBUTION
RumbleOn

AGNOSTIC SUPPLY CHAIN SOLUTION

Multiple sales channels allow us to maximize revenue by selling to the channel where the opportunity based on customer demand, market conditions or inventory availability is the greatest at any given time.

	Q4 Actual Sales	*Sales at Scale [1]*	*Avg. Vehicles Sales Margin at Scale [1]*
CONSUMERS	9%	50%	$1,500 [2]
DEALERS/ AUCTIONS	91%	50%	$1,200

[1] Management estimates at scale.

[2] Does not include Finance and warranty product income.

COST EFFECTIVE MARKETING OPPORTUNITIES


SELL YOUR BIKES
and Get Paid Fast, All Online!
Start Now »
RumbleOn.com

SEARCH

- RumbleOn owns over 1,000 URLs for market specific approach and measurement
- In under 6 months, RumbleOn already ranks for 134 organic keywords on the first page of Google, 84 of which are in the top 3 results [1]
- Limited competition for keywords driving low customer acquisition cost

SOCIAL MEDIA

- Facebook is proving to be very cost effective channel
- Initial small budget results have shown a cost to acquire appraisals from consumers at $26.00
- Sticky data base of users due to the want, not need, category of motorcycles
- Untapped opportunity in female and millennial riders

GUERRILLA MARKETING

- Mobile event tours host annually over 4 million dedicated attendees such as Sturgis, Daytona Bike Weeks, etc.
- Billboards proving to be very cost effective when positioned in areas well traveled by motorcycle enthusiasts
- Sponsorships in targeted related activities


COME RUMBLE WITH US


Sell Us Your Harley
Enter VIN #
GET CASH
RumbleOn.com

[1] Google.

REGIONAL DISTRIBUTION STRATEGY

We have established a network of Regional Partner locations. Our ultimate goal is to establish a Regional Partner network that will enable us to reduce the average days to sale, improve the cost efficiency of vehicle logistics, and optimize our pricing algorithms.

Capital Light Model through Partnerships

- ✓ Inspection
- ✓ Reconditioning
- ✓ Photography
- ✓ Delivery
- ✓ Distribution



HARLEY-DAVIDSON VS. NON-HARLEY-DAVIDSON

OPPORTUNITY FOR BUYING AND SELLING NON-HD MOTORCYCLES IS SIGNIFICANTLY GREATER THAN ORIGINALLY ANTICIPATED

- We have seen significantly more demand for the buying and selling of non-Harley-Davidson (HD) motorcycles than originally thought and tested.
- A non-HD motorcycle has a significantly lower average acquisition cost and selling price than a Harley-Davidson with comparable dollar margin.
- Gross margin % on non-HD motorcycles are higher with comparable margins on Harley-Davidson thereby providing a higher ROI.

Cash Offers Submitted by Month (Harley-Davidson vs. non-HD Metric)


2017 Oct
2017 Nov
2017 Dec
2018 Jan
2018 Feb
2018 Mar
2018 Apr
2018 May
2018 June Est.
Metric
Harley-Davidson
Metric Projection
HD Projection

OBJECTIVE: Total Cash Offers Submitted

CASH OFFERS:
The Most Important Driver of Our Business

- Accelerate growth by penetrating and disrupting the industry's largest and most inefficient transaction channel, peer-to-peer.
- In Q1 2018, compared to Q4 2017, unit sales and revenue grew 147% and 136%, respectively.
- Unit sales and revenue growth in Q1 2018 was driven by 209% increase in cash offers vs. Q4 2017.
- Expected unit sales in Q2 2018 will more than double over Q1 2018.
- Expected cash offers in Q2 2018 will more than double the 12,509 cash offers made in Q1 2018.

Cash Offers Submitted by Month


14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2017 Oct
2017 Nov
2017 Dec
2018 Jan
2018 Feb
2018 Mar
2018 Apr
2018 May
2018 Jun Est.
Q4 17
Q1 18
Q2 18
Q2 Projections

OBJECTIVE: Increase Total Profit Margin per Vehicle


Gross Sales Profit Per Unit
$2,500
$2,000
$1,500
$1,000
$500
$0
Q3 - 2017
Q4 - 2017
Q1 - 2018
Q2 - 2018
Consumer
Dealer
Auction

Key Drivers

- **Increase the volume of vehicles acquired**
  - Continue to drive cash offers
  - Supply from auto dealers
  - Increase capture rate
- **Significant growth in our highest profit channel for consumers**
  - Aggressively build our brand through a continued marketing investment
  - Continue to drive offers and unit sales
  - Inventory available on website
  - Attachment rate of ancillary products
- **Expansion of our partner network**
  - Addition of 11 strategically located auctions
  - Lower reconditioning and freight costs
  - Reduce the average days to sale
- **Continued investment in technology**
  - Upgrade website architecture for a better user experience in online buying and selling
  - Enhanced mobile functionality
  - Optimized price algorithms

ATTRACTIVE MARGIN OPPORTUNITY

	Estimated RMBL @ Scale	Carmax	Carvana
Revenue	$9,000	$14,667	$16,543
Gross Margin	$1,200	$1,735	$865
Gross Margin Percentage	13.3%	11.8%	5.2%

Source: Carmax 10-K April 2018 and Carvana 10-Q May 2018. |RMBL numbers exclude finance and warranty products income.

UPCOMING RELEASES

DealerDirect

- ✓Online Auctions
- ✓Dealer Partnerships
- ✓Wholesale Inventory
- ✓Diverse Supplier

New App and Website

- ✓Certified Inventory
- ✓Cash Offers
- ✓Financing
- ✓Excellent Service

RumbleOn Marketplace

- ✓Consumer Listings
- ✓Educate with Data
- ✓3rd Party Resources
- ✓Calculators and Tools



RumbleOn
GET A CASH OFFER ON YOUR VEHICLE
Enter Your VIN Number

Summary of Q1 Results

We achieved significant unit and revenue growth in Q1 2018:

- Revenue totaled $8.1MM, driven by the sale of 878 vehicles
- Total average gross profit per vehicle was $788
- Total operating loss was $3.5MM
- Net loss was $3.6MM
- Net loss per share (basic and diluted) was $0.28, based on 12.9MM shares of common stock outstanding

Q2 and Fiscal 2018 outlook

For the year of 2018 we expect:

- Revenue in excess of $100 million
- Unit sales ranging from 11,500 to 13,000
- Our sales mix between Harley Davidson and Metric vehicles will be about 50% each which is more in line with the overall market
- We anticipate the mix will result in an average selling price range of $7,000 to $9,000 and a sales margin range of 14% to 16%. Positive cash-flow from operations in the second half of the year

Our Competitive Matrix


100% Online Experience
First to Market
Proprietary Software
Regional network for logistics and reconditioning
RumbleOn
Provide Liquidity to Consumers and Dealers
National Consumer Brand
National Dealer Brand
Consumer centric supply chain


THANK YOU
RIDE ON. RALLY ON. RUMBLEON.
RumbleOn.com
BUY. SELL. TRADE.
Unit 101 | 877-8-Rumble